UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report
    (Date of earliest event reported)                  November 2, 2007
                                               ---------------------------------


                            JAMES RIVER COAL COMPANY
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              (Exact Name of Registrant as Specified in Charter)

        Virginia                 000-51129                    54-1602012
  --------------------      --------------------         --------------------
     (State or Other            (Commission                 (IRS Employer
      Jurisdiction               File Number)             Identification No.)
    of Incorporation)

    901 E. Byrd Street, Suite 1600, Richmond, Virginia             23219
 ---------------------------------------------------------    --------------
        (Address of Principal Executive Offices)                 (Zip Code)

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Registrant's telephone number,                   (804) 780-3000
    including area code:              -----------------------------------------


                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The Company today issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the third quarter ended September 30, 2007.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      Exhibit No.                         Description
      -----------                         -----------

      99.1 Press release dated November 2, 2007 regarding third quarter earnings

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    JAMES RIVER COAL COMPANY
                                    (Registrant)


                                    By:  /s/ Samuel M. Hopkins II
                                         -----------------------------------
                                         Samuel M. Hopkins II
                                         Vice President and Chief Accounting
                                         Officer


Date:  November 2, 2007